                                                                   EXHIBIT 10.43


                                LEASE AGREEMENT
                                ---------------


LESSOR:   GULF UNITED CORPORATION

LESSEE:   CROWN ZELLERBACH CORPORATION

          WHEREAS, GULF UNITED CORPORATION, a corporation organized and existing under the laws of the State of Florida and having its Principal Office at 1301 Gulf Life Drive, Jacksonville, Florida 32207, is the owner of certain property located in the City of Nashville, State of Tennessee, and more particularly
                       ---------           ---------
described herein; and, identified as Exhibit A.

          WHEREAS CROWN ZELLERBACH CORPORATION, a corporation organized and
                  ----------------------------
existing under the laws of the State of Nevada and doing business in the City
                                        ------
of Nashville, State of Tennessee, desires to lease said property upon the terms
   ---------           ---------
and conditions hereinafter stated;

     NOW, THEREFORE, this Lease Agreement is entered into by and between GULF UNITED CORPORATION, hereinafter referred to as Lessor, and CROWN
- -----------------------                                         -----
ZELLERBACH CORPORATION, hereinafter referred to as Lessee.
- ----------------------


                              W I T N E S S E T H
                              - - - - - - - - - -

          1.  Premises.  Lessor, for and in consideration of the rents,
              --------
covenants, agreements and conditions herein contained, all of which are to be paid, kept and performed by the Lessee, does hereby lease unto the Lessee, and the Lessee does hereby agree to accept and to take the premises hereunder described upon the terms and conditions herein contained, being certain property located in the City of Nashville, State of Tennessee, together with all
                       ---------           ---------
improvements thereon, said property being fully described in Exhibit "A" to this Lease Agreement, which is attached hereto and incorporated herein by reference.

     TO HAVE AND TO HOLD said premises, with the appurtenances thereunto belonging, unto the Lessee, upon the covenants, conditions, agreement and ???? hereinafter set out

          3.  Rent.  The Lessee agrees to pay the Lessor, or its designated
              ----
agents, a monthly rental during the initial term of $6,000.00 Dollars in
                                                    ---------
advance, beginning on the 1st day of Sept., 1981, and payable on the 1st
                                     -----------
day of the month and on the 1st day of each successive month thereafter thru August, 1986.
- ------------

          4.  Taxes and Assessments.  Lessee will pay all taxes, special
              ---------------------
assessments, payments in lieu of taxes, etc., which may be levied against the demised premises or which may accrue and constitute a lien against the same during the entire term of this lease. Lessee will make all such payments not less that fifteen (15) days before the same become delinquent, and furnish copies of paid receipts to Lessor upon request, or the Lessor may pay such bills, and submit paid receipts to Lessee and will be re-imbursed within fifteen
(15) days of submitting the bill to Lessee. If Lessee disputes the amount or validity of any tax covered by this paragraph it may pay under protest or withhold payment, whichever is proper under local law, and challenge it in a manner consistent with local law. In such event Lessor shall cooperate with Lessee in such a challenge provided that Lessee shall bear the cost of any such challenge and shall hold Lessor harmless from and against any liabilities or expenses resulting from such challenge.

          5.  Use.  Lessee covenants and agrees that it will make no unlawful
              ---
use of the demised premises or any portion thereof, that it will comply with, at all times, at its own cost and expense, all laws, orders, regulations, rules, ordinances and requirements of any governmental authority or unit having jurisdiction thereof covering the use, operation, maintenance, repair or alteration of the demised premises or any portion thereof, including not only existing laws, ordinances or regulations, but all which may become effective during the term of this lease. Notwithstanding the above, Lessor will be responsible for and agrees to make any repair or alteration of the premises required by any governmental agency which resulted from a condition of the premises which was a violation of any law, order, regulation, rule, ordinance or requirement of any governmental authority at the time the lease commenced.

          6.  Care of Premises.  The Lessee will, at its own expense, keep and
              ----------------
maintain the interior and exterior and structural parts of the devised premises in good repair and in tenantable condition during the term of this lease and will make all necessary improvements to said interior and to the exterior maintaining in good repair and order the roof and the structural parts of the premises including that part of the premises designated as a parking area. Lessee shall not be required to make any changes or alterations in the demised premises, except as herein agreed upon or as may be required as a result of the occupancy of the premises by the Lessee provided that no buildings or additions shall be added to the demised premises without the Lessee obtaining the prior written consent of Lessor.

          7.  ????

the event Lessee wishes to contest any such claim, it shall secure Lessor against any loss therefrom by the execution of a surety bond or deliver to Lessor other securities satisfactory to Lessor, which surety bond shall be null and void and which securities shall be returned to Lessee upon the satisfactory disposition of any such claim.

          8.  Acceptance of Premises.  By accepting possession of the premises,
              ----------------------
Lessee agrees that they are in good repair and condition and constructed according to the agreement between the parties, and the Lessee assumes all risk of damages to its property on the premises occurring by reason of water, bursting of pipes, or from plumbing, electric system, gas, water system, sewerage, or defects occurring from any cause whatever, and to keep the exterior walls and foundation and roof in good repair. Notwithstanding the above, Lessee will not be deemed to have accepted and will not be required to repair any condition which on the date of the lease commencement, constituted a violation of any law, statute, ordinance, code, or any other requirement of law.

          9.  Liability.  Lessee shall save Lessor free and harmless from all
              ---------
liability for injury to any person or persons, firm or corporation, or for the resultant effect of any injury to any person or persons, firm or corporation, occurring on the demised premises, or arising out of any accident or other occurrence on the demised premises, causing injuries to any person or persons whomsoever or damage to the person or property of any person or persons, firm or corporation whatsoever. This indemnity shall not cover liability or injury caused by the negligence of the Lessor, its employees or agents.

         10.  Insurance.  Lessee agrees to purchase and pay the premiums for
              ---------
an insurance policy issued by an insurance company authorized to do business in the State of Tennessee and acceptable to Lessor with a minimum limit of fire and extended coverage of $600,000, unless the Lessor advises Lessee that the coverage be increased to cover current insurable value, and public liability of a flat $500,000 covering the use and occupancy of said demised premises and said policy shall include the Lessor as an additional insured with a certificate thereof to be furnished to the Lessor.

party be liable to the insurer thereof. It is the intention of the parties that the right of recovery against the other party to the extent of the insurance coverage and the right of subrogation by the insurer to the extent of the insurance coverage be expressly waived. In the event the premises are damaged by any cause, whether or not covered by any insurance referred to herein, and such damage is repairable within a one hundred and eighty (180) day period, Lessor shall repair such damage and Lessee's rent shall be abated during such period to the extent that such damage lessens the habitability of the premises. In the event any such damage is not repairable within a one hundred and eighty (180) day period, Lessee may at its option cancel this lease or it may require Lessor to repair the premises, in which case the lease shall continue in full force and effect with Lessee's rent being abated during the repair period to the extent that the damage lesses the habitability of the premises.

         13.  Breach or Default.  In the event of a breach by the Lessee of any
              -----------------
of the following terms and conditions of this Lease Agreement, Lessor shall have the right, at its option, to either annul and terminate this Lease upon thirty
(30) days written notice sent by registered mail to Lessee (except the payment of the monthly rent concerning which ten (10) days written notice shall be required) and, thereupon, to re-enter and take possession of the demised premises or parts or parcels thereof from time to time as agent of the Lessee, and such re-entry and/or re-letting shall not discharge Lessee from any liability or obligation hereunder, except that net rents collected as a result of such re-letting shall be a credit on the Lessee's liability for rents payable and other sums due under the terms of this Lease.

         (a) If the Lessee should fail to pay any one or more of said monthly installments of rent at and when the same shall become due and such default shall continue for as much as ten (10) days after ten (10) days written notice,

         (b) In the event an execution or other legal process is levied upon the interest of the Lessee in this Lease, unless such execution or other levy be discharged of record within thirty (30) days;

         (c) In the event a voluntary petition in bankruptcy is filed by the Lessee or the Lessee is adjudged bankrupt;

         (d) In the event the Lessee makes an assignment of the demised premises herein and/or the Lessee's property thereon for the benefit of creditors;

         (e) In the event of the appointment of a receiver, whether bankruptcy or otherwise, of Lessee's property, provided such appointment be not vacated or set aside within thirty (30) days; and,

         (f)  In the event any plan for reorganization of Lessee is filed

         Nothing in the preceding paragraph shall be construed to require the Lessor to re-enter and re-let in such events, nor shall anything therein be construed to waive or postpone the right of Lessor to sue for rents, whether matured by acceleration or otherwise; but, on the contrary, Lessor is hereby given the right to sue for all rents due and payable or thereafter to become due and payable for the full term of this lease at any time in the event of a breach by Lessee as encumbered in the preceding paragraphs.

         Upon the termination of the Lease or re-entry upon the demised premises for any one or more of the causes as set forth in paragraphs (a) through (f) inclusive above, the rents hereunder for the entire rental period herein fixed and any other indebtedness of Lessee to Lessor payable under any of the provisions hereof shall be and become immediately due and payable, without regard to whether or not possession of the premises shall have been surrendered to or taken by Lessor.

         14.  Ownership.  Lessor covenants with Lessee that it has a good title
              ---------
to the demised premises and/or has a valid right to execute this Lease Agreement and warrants peaceable and quiet possession to the Lessee.

         15.  Surrender.  At the expiration of the Lease or any renewal
              ---------
thereof, Lessee will vacate and surrender the premises in as good a state and condition as they were in when entered into, together with all permanent alterations and permanent additions made by Lessee during the term, reasonable wear and tear, damage by fire, casualty, act of war or act of God and acts of abutting owners excepted. Notwithstanding the above, Lessee may remove any additions or alterations it has made to the premises provided that Lessee repairs any damage to the premises caused by such removal.

         16.  Renting Upon Default.  In the event Lessee shall be in default
              --------------------
in the performance of any of the conditions of the Lease Agreement and shall have failed to make good said default within thirty (30) days after being called upon so to do by written notice from Lessor, or its agent, (except the payment of the monthly rents stipulated to be paid, concerning which ten (10) days written notice shall be required, it being due and payable without notice on the 1st day of each and every calendar month) Lessor may immediately, or at any time thereafter, perform the same for the account of the Lessee and any amount paid or any expenses or liability incurred by the or option but the same shall continue and remain in full force and effect. The receipt by the Lessor or rent, in whole or in part or any other payment due hereunder, with knowledge of the breach of any such covenant or condition, shall not be deemed as a waiver of such breach and no waiver by the Lessor of any provision hereof shall be deemed to have been made unless expressed in writing and signed by Lessor.

         18.  Notices.  All notices required under this Lease shall be deemed
              -------
to be properly served if delivered in writing personally or sent by registered mail to Lessor, Gulf United Corporation c/o GULFCO Capital Management, Inc., 1301 Gulf Life Drive, Jacksonville, Florida, or to Lessee at the leased premises, or to any other address designated by a party for such purpose. The date of service of notice by mail will be the date of deposit in a United States Post Office, properly addressed with prepaid postage.

         19.  Binding Clause.  The provisions, covenants and conditions of this
              --------------
Lease shall bind and inure to the benefit of the parties hereto and their respective legal representatives, successors, and assigns.

         20.  Surviving Lease. This lease shall be the only surviving lease on
              ---------------
subject property. Any other leases, written or verbal, are immediately canceled by execution of this lease.

         21.  Renewal Option. Lessee shall have the right to extend the term of
              --------------
this lease for two successive five (5) year renewal options. Lessee must notify Lessor, in writing, certified mail, within one hundred and twenty (120) days of the expiration date of the primary term, of his desire to exercise the first renewal option. If Lessee desires to exercise the second successive renewal option, then he must again notify the lessor within one hundred and twenty (120) days of the expiration date of the first renewal option of his desire to exercise the second five (5) year renewal period. Failure by Lessee to appropriately notify Lessor as set forth herein shall terminate any rights Lessee shall have to such renewal options. Furthermore, should Lessee default under any terms and requirement of this lease, such default shall negate Lessee's rights to any options, both renewal and purchase options granted under this lease, at Lessor's sole option. Rental schedule for the at $117,500.00 per year payable monthly at $9,791.66 per month. It is understood that the terms of this lease, both the primary term and the renewal options require that the Lessee maintain the building, pay taxes and insurance, with the intent being that this is to be an absolute net lease to the Lessor. Notwithstanding anything to the contrary contained herein, Lessor agrees that should the tenant find that it is incurring roof repairs which exceed $1,500.00, then Lessor agrees to share on a 50/50 basis with the tenant for such repairs, over $1,500.00. However, should major repairs be demanded by Lessee, Lessor shall have the right to have the roof inspected by the necessary roofing companies and engineers and determine, from their written reports and inspections, whether major work is necessary or not. It is Lessor's intent to assist the Lessee in all matters of a reasonable repair nature in connection with the roof, reasonable wear and tear being excluded as a result of replacement or reimbursement.

         22.  Purchase Option.  Lessee is herewith granted the option to
              ---------------
purchase the property leased herein at a price of $1,200,000.00. This option to purchase shall commence upon the landlord's final payment under its bond financing and remain in effect for a period of three (3) months thereafter. After Lessee has been notified by Lessor that it has made the final payment under its bond financing, Lessee shall have the right to exercise this option to purchase at any time during said three (3) month period. In the event the option to purchase is exercised, Lessor will provide a general warranty deed and will warrant good and unencumbered title rather than pay for a title insurance policy. Furthermore, inasmuch as this lease and purchase option agreement has been negotiated by Charles W. Hawkins, III, of Charles Hawkins Company, Inc., Lessor agrees to pay a real estate brokerage commission of 21/2 percent of the purchase price to Charles W. Hawkins, III, upon the closing of the $1,200,000.00 sale. Such sale, however, must be all cash and any modifications in the terms of the all cash sale shall then re-open negotiations. There will be no other sales commissions, leasing commissions, or management fees due Charles W. Hawkins, III, or Charles Hawkins Company, Inc., as a result of this sale or lease.

standings or agreements not expressly included herein; and no variation or alteration of the terms hereof shall be binding upon either party unless the same be reduced to writing and executed by the respective authorized officer of the parties.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed on the 17 day of August, 1981


                                        GULF UNITED CORPORATION


                                        By: [SIGNATURE NOT LEGIBLE]
                                            ------------------------------
                                               Senior Vice President

ATTEST


By: [SIGNATURE NOT LEGIBLE]
    ------------------------------
    Assistant Secretary

                                        CROWN ZELLERBACH CORPORATION


                                        By: /S/ W. J. Zellerbach
                                            ------------------------------
                                                W. J. Zellerbach
                                                Senior Vice President

ATTEST


By: /S/ J. K. Cadagan
    -----------------------------
    J. K. Cadagan
 Assistant Secretary

STATE OF CALIFORNIA
CITY AND
COUNTY OF SAN FRANCISCO


          I, GERALDINE D. COHEN, a Notary Public, certify that W. J. ZELLERBACH
                                                               ----------------
personally came before me this day and acknowledged that he is SENIOR VICE
                                                               -----------
PRESIDENT of CROWN ZELLERBACH CORPORATION, a corporation, and that, by
- ---------    ----------------------------
authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its SENIOR VICE PRESIDENT, sealed with
                                         ---------------------
its corporate seal, and attested by J. K. CADAGAN, as its ASSISTANT SECRETARY.
                                    -------------         -------------------


          WITNESS my hand and notarial seal this 6th day of August, 1981.
                                                 ---        ------


                                        /S/ Geraldine D. Cohen
[OFFICIAL SEAL APPEARS HERE]            ---------------------------------
                                                   Notary Public

My Commission Expires:




STATE OF FLORIDA

COUNTY OF DUVAL


          I, MYRA E. MASTERS, a Notary Public, certify that A. J. Toole III
                                                            ---------------
personally came before me this day and acknowledged that he is SENIOR VICE
                                                               -----------
PRES of GULF UNITED CORPORATION, a corporation, and that, by authority duly
- ----    -----------------------
given and as the act of the corporation, the foregoing instrument was signed in its name by its SENIOR VICE PRES., sealed with its corporate seal, and
                   ----------------
attested by LAURA M. YORES, as its ASSISTANT SECRETARY.
            --------------         -------------------

          WITNESS my hand and notorial seal this 7th

                                   EXHIBIT A



                              [MAP APPEARS HERE]

                        AMENDMENT TO LEASE 4/ /85

                         AMENDMENT TO LEASE AGREEMENT


     THIS AGREEMENT made and entered into by and between Charles W. Hawkins, III, Trustee, hereinafter referred to as "Lessor", and Crown Zellerbach Corporation, hereinafter referred to as "Lessee."

                                  WITNESSETH:

     WHEREAS, Gulf United Corporation as Lessor and Crown Zellerbach Corporation as Lessee entered into a lease agreement dated August 17, 1981;

     WHEREAS, Lessor herein purchased the demised premises as described in Exhibit A attached to said lease agreement from Gulf United Corporation and became the successor Lessor to Gulf United Corporation subject to all the terms and provisions of said lease agreement;

     WHEREAS, Lessee desires additional space and Lessor agrees to construct and provide same; and

     WHEREAS, the parties desire to amend said lease agreement regarding the improvements to be made by Lessor and occupied by Lessee.

     NOW, THEREFORE, for and in consideration of the premises and the mutual benefits to be derived by the parties, it is hereby agreed that the following sections of said lease agreement are hereby amended as indicated:

     1. Upon execution of this agreement Lessor shall proceed expeditiously to construct, in a good and workmanlike manner, improvements consisting of approximately 18,000 square feet adjoining the existing improvements located on the demised premises, in accordance with plans and specifications attached hereto, known as Exhibit B. The improvements shall be completed within four (4) months, except that Lessor shall be allowed additional reasonable time for delays caused by acts of God or for other reasons beyond the control of Lessor. In addition, Lessor shall proceed to make repairs to the existing building as shown in Exhibit C.

     2. Upon occupancy of the improvements by Lessee or upon completion of the improvements in a condition suitable for occupancy by by Lessee, whichever shall occur first, the terms of section 2 of the lease agreement shall become inoperative, and a new lease term shall commence and shall continue for a period of ten (10) years, and in the event the new lease term commences on other than the first day of a month, plus the number of days remaining the month in which the new lease term commenced;

     3. Upon commencement of the initial term, the terms of section 3 of the lease agreement shall become inoperative, and Lessee thereafter agrees to pay to Lessor, or its designated agent, a monthly rental in advance on the first day of each succeeding month in an amount of $9,929.17, with rent during the first month of the new term to be prorated based on the old and new rents in the event that the new term should commence on other than the first day of the month.

     On September 1, 1986 the monthly rents shall increase to $11,125.00 and on September 1, 1991 the monthly rent shall increase to $13,883.33 until termination of the lease.

     6. Upon the commencement of the new term the provisions of section 6 of the lease shall be deleted and replaced with the following:

         Lessor shall, at its own expense, maintain in good repair the roof, foundations and exterior walls (not including doors, windows and floors); however Lessor shall not be obligated to make any repairs of those portions of the premises that it is obligated to maintain unless it shall be notified in writing by Lessee, and Lessor shall then have a reasonable period of time to make such repairs; provided, however that Lessee and not Lessor shall be responsible for making any such repairs occasioned by the acts of Lessee, its employees, or invitees. Lessor shall not be liable for any damage or loss occasioned by Lessor's failure to repair portions of the premises which it had covenanted to maintain unless it shall have failed to repair the defect within a reasonable time following written demand of Lessee to make the repair.

         Lessee shall at its own expense keep and maintain in good repair the entire leased premises, other than those portions for which Lessor shall be responsible as set out above, including interior walls, floors, ceilings, ducts, utilities, air conditioning, heating, lighting, plate glass, plumbing, sprinkler system, and electric wiring, and also including the loading dock and any parking, landscaped or other area exclusively used by Lessee. Upon receiving notice of any defect that is the responsibility of Lessee to maintain, Lessee agrees to proceed diligently to make repairs.

     10.  Upon commencement of the new term of the lease the provisions of section 10 of the lease agreement shall be deleted and replaced with the following:

     Insurance. Lessee agrees to purchase and pay the premiums for an insurance
     ---------
     policy issued by an insurance company authorized to do business in the State of Tennessee and acceptable to Lessor with a minimum limit of fire and extended coverage of $900,000, and on each renewal date, but no more than yearly, Lessee shall obtain coverage in an amount of the replacement cost of the improvements located on the demised premises; and in addition agrees to carry public liability insurance of a flat $1,000,000 covering the use and occupancy of said demised premises and said policy shall include the Lessor as an additional insured with a certificate thereof to be furnished to the Lessor.

     21. Upon the commencement of the new term all of the provisions of section 21 shall be deleted.

     22. As Lessee no longer has a purchase option, section 22 of the lease agreement is hereby deleted.

     All other terms and provisions of the lease agreement shall continue to remain in full force and effect after commencement of and during the new lease term.

     This lease agreement has been negotiated through Chas. Hawkins Co., Inc. and Lessee shall pay to it on a semi-annual basis in advance a real estate brokerage commission of six percent (6%) of the rents to be paid hereunder.

     IN WITNESS WHEREOF the parties have set their hands this _______________ day of April, 1985.

                                        /S/ Charles W. Hawkins, III
                                       ----------------------------------
                                        CHARLES W. HAWKINS, III
                                        TRUSTEE


                                        CROWN ZELLERBACH CORPORATION

                                        By: /S/ F. J. Stabbart
                                            -----------------------------
                                            F. J. Stabbart, Sr.Vice President
ATTEST:

BY: [SIGNATURE NOT LEGIBLE]
   ------------------------


STATE OF TENNESSEE
COUNTY OF DAVIDSON

     Personally appeared before me Leslie Hawkins Davis a Notary Public in and
                                   --------------------
for the State and County aforesaid, the within named Charles W. Hawkins, III, with whom I am personally acquainted, and who acknowledged that he executed the foregoing instrument for the purposes therein contained.

     WITNESS my hand and official seal at office this 25th day of April, 1985.
                                                      ----

                                         /S/ Leslie Hawkins Davis
                                        -------------------------------
                                        Notary Public


My commission expires:             1-19-88
                       -------------------------------

STATE OF CALIFORNIA            )
CITY & COUNTY OF SAN FRANCISCO )

     Before me, Michael S. Conner, a Notary Public of the state and county
                -----------------
aforesaid, personally appeared F. J. Stabbart, with whom I am personally
                               --------------
acquainted, and who, upon oath, acknowledged him self to be the Sr. Vice
                                             ---                --------
President of the within named Crown Zellerbach Corporation, a corporation,
- ---------
and that he as such Sr. Vice President being authorized so to do, executed
         --         ------------------
the foregoing instrument for the purpose therein contained, by signing the name of the corporation by him self as such Sr. Vice President.
                           ---              ------------------


     Witness my hand and seal at office this 15th day of April, 1985.
                                             ----

                                         /S/ Michael S. Conner
[OFFICIAL SEAL APPEARS HERE]            -------------------------------
                                        Notary Public

My commission expires: _______________________________

                                  EXHIBIT "C"

     Replace roof.

     Repair and paint exterior walls.

     Replace all overhead warehouse gas heaters.

     Re-seal warehouse floor.

     Remodel restrooms.

     Re-carpet office.

     In conjunction with minor office repairs, to be specified, install window in facility manager's officer.

                                                        INITIALS
                                                        --------
                                                        ________
                                                        ________

                      ASSIGNMENT AND ASSUMPTION 10/15/95

                                October 18, 1985

CROWN ZELLERBACH CORPORATION
One Bush Street, Room 910
San Francisco, California 94104

STATIONERS DISTRIBUTING COMPANY, INC.
3300 W. Bolt Street
Ft. Worth, Texas 76110

Attention:   Real Estate Department

                Re: August 17, 1981 Lease of
                1920 Nolensville Road, Nashville, Tennessee
                -------------------------------------------

Gentlemen:

With respect to the above-captioned lease, as amended (the "Lease"), I, the undersigned lessor, do hereby consent to the Assignment and Assumption of Lease attached hereto and by this reference made a part hereof. Such assignment shall be effective as of the date set forth therein for the remainder of the term of the Lease, together with the renewal periods and options, if any, provided for therein. Nothing herein contained shall be construed, unless the Lease provides otherwise, as a release of the lessee under the Lease of any obligations, duties or covenants set forth in the Lease.

Provided that assignee performs all of lessee's obligations under the Lease from and after the aforementioned effective date (except obligations, if any, which relate to the assignor), the lessor agrees not to disturb assignee's right to possession of the premises demised under the Lease.

Except as herein expressly provided to the contrary, any further assignment or sublease shall be subject to the requirements, if any, of the Lease.

                                              Very truly yours,

                                              /S/ Charles W. Hawkins III
                                              ---------------------------
                                              Charles W. Hawkins, III,
                                                Trustee

                      ASSIGNMENT AND ASSUMPTION OF LEASE
                      ----------------------------------

         THIS AGREEMENT made as of the 15th day of October, 1985, between CROWN ZELLERBACH CORPORATION, a Nevada corporation whose principal office is located at One Bush Street, San Francisco, California 94104 ("Assignor"), and STATIONERS DISTRIBUTING COMPANY, INC., a Delaware corporation whose principal office is located at 3300 W. Bolt Street, Fort Worth, Texas 76110 ("Assignee").

                                  WITNESSETH
                                  ----------

         WHEREAS, Assignor is the Lessee under that certain Lease dated August 17, 1981, as amended as of April 1985, between Charles W. Hawkins, III, as Landlord, and Crown Zellerbach Corporation, as Lessee, concerning Premises located at 1920 Nolensville Road, Nashville, Tennessee (the "Lease"); and

         WHEREAS, Assignor desires to assign the Lease to Assignee so that Assignee may have the benefit of the use of the property subject to the Lease; and

         WHEREAS, such assignment shall be effective as of the close of business October 31, 1985, the date of the closing of the sale of the Stationers Distributing Company Division of Crown Zellerbach Corporation to Assignee.

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged:

         1. Assignor hereby assigns and transfers all of its rights, title and interest as tenant, in, to and under the Lease including but not limited to any security of Assignor held by landlord under the Lease, to Assignee, its successors and assigns from and after the effective date of this assignment for the remainder of the term of the Lease, subject to the rental, terms, covenants and conditions of the Lease and including without limitation any and all renewal and purchase options.

         2. From and after the effective date of this assignment, Assignee hereby assumes the performance of all of the terms, covenants and conditions arising out of the Lease herein assigned by Assignor to Assignee and agrees to pay the rent reserved by the Lease in accordance with the terms thereof until the termination of the Lease and will well and truly perform all the terms, covenants and conditions of the Lease herein assigned and hereinafter arising, all with full force and effect as if Assignee had signed the Lease originally as tenant named therein. Assignee does not assume any liability under the Lease arising as a result of any act, omission or occurrence happening prior to the effective date hereof.

         3. Assignee hereby agrees that the obligations herein assumed by Assignee shall inure to the landlord named in the Lease and to its successors and assigns.

         4. Assignee agrees to indemnify, defend and hold Assignor harmless from and against any and all claims, demands, liabilities, lawsuits, and all expenses associated therewith (including reasonable attorneys' fees and other costs of litigation) arising out of the failure by Assignee to comply with any provision of the lease assigned hereunder or arising out of any activity by Lessee, its agents, employees, or invitees, on or about the premises. In the event Assignee fails to comply with any of its obligations under the lease, Assignor may perform such obligation on behalf of Assignee and Assignee shall be liable to Assignor for all reasonable costs Assignor incurs in fulfilling such obligation.

         5. Assignor and Assignee each agrees to execute and deliver to the other party, if the other party so requests, such further instruments as may be reasonably required to complete or further evidence either the foregoing assignment or the foregoing assumption.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument as of the date first set forth above.


ASSIGNOR:                             CROWN ZELLERBACH CORPORATION


                                      By:  [SIGNATURE NOT LEGIBLE]
                                           -----------------------------------
                                           Title:


ASSIGNEE:                             STATIONERS DISTRIBUTING COMPANY, INC.


                                      By:       /S/ Joseph Loredo
                                           -----------------------------------
                                           Title: Vice President

STATE OF CALIFORNIA)
                   : ss.
CITY AND COUNTY OF San Francisco)

         Before me, a Notary Public in and for said State and County, duly commissioned and qualified, personally appeared F. J. Stabbert, with whom I am personally acquainted, or proved to me on the basis of satisfactory evidence, and who, upon oath, acknowledged himself to be the Senior Vice President of Crown Zellerbach Corporation, the within named bargainor and a Nevada corporation, and that he as such Senior Vice President, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such Senior Vice President. Witness my hand and seal this 21st day of October, 1985.


                                                /S/ Madeline Cravotta
                                                -----------------------------
                                                Notary Public


[OFFICIAL SEAL APPEARS HERE]
                                                My commission expires: 5/6/88

STATE OF NEW YORK )
                  : ss.
COUNTY OF NEW YORK)

         Before me, a Notary Public in and for said State and County, duly commissioned and qualified, personally appeared Joseph Loredo, with whom I am personally acquainted, or proved to me on the basis of satisfactory evidence, and who, upon oath, acknowledged himself to be the Vice President of Stationers Distributing Company, Inc., the within named bargainor and a Delaware corporation, and that he as such Vice President, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such Vice President. Witness my hand and seal this 18th day of October, 1985.

                                                /S/ Renato C. Giallorenzi
                                                -----------------------------
                                                Notary Public

[Seal]
                                                My commission expires:

             [LETTERHEAD OF CHAS. HAWKINS CO., INC. APPEARS HERE]


                   October 28, 1985

Mr. William G. Moore
Andlinger & Co., Inc.
303 South Broadway
Tarrytown, N. Y. 10591

Mr. Malcolm McCulloch
Crown Zellerbach Corp.
One Bush Street
San Francisco, Ca. 94101

Mr. Rob Hicks
Stationers Distributing Co., Inc.
3300 W. Bolt Street
Ft. Worth, Texas 76110

                        RE: August 17, 1981 Lease of
                            1920 Nolensville Road, Nashville,
                            Tennessee

Gentlemen:

Under separate cover by Federal Express I forwarded to you this past Friday, October 25, 1985, the acknowledgement of the Assignment of subject lease.

Let me express my best wishes for a successful transfer of the Stationers Distributing Company. If I can be of any further assistance please call.

                        Most Sincerely,

                        /S/ Charles W. Hawkins
                        Charles W. Hawkins III

CWH:11